EXHIBIT 10.9
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.
July 12, 2006
Eli Lilly and Company
Michael F. Johnson
Director, Corporate Business Development
Eli Lilly and Company
Lilly Corporate Center
Indianapolis, Indiana 46285
Re: PLA2 platform of Shionogi & Co., Ltd. And Eli Lilly and Company
Dear Michael:
We understand that Eli Lilly and Company (“Lilly”) and Shionogi & Co., Ltd. (“Shionogi”) entered into an Amended and Restated Collaborative Research, Development and License Agreement dated March 16, 1999, as amended (the “Collaboration Agreement”), relating to the discovery, development and commercialization of compounds and products that inhibit phospholipase A2, which Collaboration Agreement was terminated on December 31, 2004. Anthera Pharmaceuticals, Inc. (“Anthera”), Shionogi and Lilly entered into a Letter of Intent on April 3, 2006, a copy of which is attached hereto as Exhibit 1 (the “Letter of Intent”), pursuant to which the parties have agreed to negotiate a definitive license agreement (the “Definitive Agreement”) that would grant to Anthera an exclusive license under the Licensed Technology (as defined in the Term Sheet attached as Exhibit A to the Letter of Intent).
Concurrently with the Letter of Intent, Anthera and Lilly entered into a letter agreement dated April 3, 2006 (the “Original Letter Agreement”), which agreement provides for the direct compensation of Lilly in exchange for the direct assistance to be provided by Lilly to Anthera, including, without limitation, transfer of the Licensed Technology, technical support, and the transfer of product inventories on hand to Anthera, once the Definitive Agreement has been fully executed by Anthera, Shionogi, and Lilly. Because the structure of Anthera’s next equities financing is likely to be different than the structure contemplated by Anthera at the time of execution of the Original Letter Agreement, Anthera and Lilly

Michael F. Johnson
July 12, 2006

now enter into this letter agreement (the “Agreement”) to take into account the possibility of such different structure. This Agreement hereby revises and supersedes, in its entirety, the Original Letter Agreement.
Once the Definitive Agreement has been fully executed, Anthera will require Lilly’s direct assistance and cooperation. Specifically, Lilly would need to disclose to Anthera the Licensed Technology and transfer to Anthera or Anthera’s designated contract manufacturer all Licensed Technology relating to the manufacture of the Compounds and Licensed Products (each as defined in the Term Sheet attached as Exhibit A to the Letter of Intent). In addition, Lilly would provide technical transfer and support services to Anthera in connection with Anthera’s research and development of Licensed Products. As consideration for such direct assistance to be provided by Lilly, Anthera will:
i)	pay to Lilly [***] upon [***]; and

ii)	pay to Lilly [***] upon [***].
Significant technology transfer activities have occurred prior to the date of this letter. The parties shall agree upon a process and schedule for disclosure of the remaining Licensed Technology, with the intent that such disclosure shall be substantially completed within [***]. Substantial completion of the technology transfer activities contemplated hereby shall be deemed to have occurred upon Anthera’s receipt from Lilly of copies of the relevant IND’s.
Lilly shall not be obligated to devote more than [***] hours after the date of this letter to the technology transfer activities contemplated hereby. Such [***] hours shall be at no additional charge to Anthera. If Anthera desires assistance in excess of such [***] hours, Lilly will use its commercially reasonable efforts to provide such assistance, not to exceed an additional [***] hours, at a fee of [***] per hour.
In addition, upon Anthera’s request after the execution of the Definitive Agreement, Lilly shall transfer to Anthera, at Anthera’s expense, those inventories of Compounds identified on Exhibit A attached hereto. All inventories shall be provided “AS IS”, without warranty of any type. Anthera shall be solely responsible for determining whether such inventories are suitable for further use in its development efforts, including whether such materials are suitable for use in humans, provided however, that (i) none of such inventories shall be used in any pivotal trial or sold for commercial use and (ii) those inventories identified on Exhibit A as unsuitable for use in humans shall not be used in humans or animals intended for human consumption. As consideration for the work involved to transfer inventories of Compounds and Licensed Products, Anthera will issue to Lilly or its designated affiliate that number of shares of Anthera capital stock having an aggregate original issue value equal to the [***] of (a) [***] in connection with Anthera’s next financing through the sale of preferred equity securities occurring after the date of this Agreement (the “Next Equity Financing”) or (b) [***], to be paid as follows. Upon the [***] the Next Equity Financing

Michael F. Johnson
July 12, 2006

(the “Next Equity Securities”), Anthera will issue to Lilly or its designated affiliate a number of shares of Next Equity Securities having an aggregate original issue value equal to [***] in connection with the Next Equity Financing (the “Issued Shares”). In the event that [***] in connection with the Next Equity Financing is [***], Anthera will have no further obligation under this paragraph. In the event that [***] in connection with the Next Equity Financing is [***], then in addition to the Issued Shares, upon the [***] the Next Equity Financing (the “Second Equity Financing”), Anthera will, at Lilly’s election, either (i) issue to Lilly or its designated affiliate that number of shares of equity securities issued in the Second Equity Financing having an aggregate original issue value equal to [***] and [***], or (ii) pay Lilly or its designated affiliate in cash an amount equal to [***] and [***]. In the event that [***] the Second Equity Financing, Anthera will pay to Lilly or its designated affiliate in cash an amount equal to [***] and [***], in which event Anthera will have no further obligation under this paragraph.
The term of this Agreement shall commence on the effective date of the Definitive Agreement. This Agreement shall automatically terminate upon the termination or expiration of the Definitive Agreement; provided, however, that if the Definitive Agreement is not executed by December 15, 2006, this Agreement shall automatically terminate on December 15, 2006.
The existence and terms of this Agreement shall be treated as “Information” as such term is defined under the Agreement between Anthera and Lilly dated December 5, 2005 (the “Confidentiality Agreement”), and shall be subject to the obligations of confidentiality and non-use thereunder. Notwithstanding the foregoing, Anthera and Lilly shall each be permitted to disclose the existence and terms of this Agreement to Shionogi, provided that Shionogi is subject to obligations of confidentiality with respect thereto. Termination of this Agreement shall not affect any obligations of confidentiality or non-use that have accrued under this Agreement prior to termination.
This Agreement, together with the Confidentiality Agreement, and the Letter of Intent, constitutes the entire, final and complete agreement between the parties as to the subject matter hereof, and replaces and supersedes all prior discussions and agreements between Anthera and Lilly with respect to the subject matter hereof including, without limitation, the Original Letter Agreement. No representations having been made by either of the parties except as are herein specifically set forth. No intellectual property rights, license or obligations other than those expressly recited herein are granted or to be implied from this Agreement. This Agreement may only be amended or modified by a document in writing executed by Anthera and Lilly. Waiver or forbearance by either party hereto of any of its rights under this

Michael F. Johnson
July 12, 2006

Agreement must be in writing and signed by the waiving party and shall not be deemed to constitute a waiver or forbearance of any other right.

Very truly yours, ANTHERA PHARMACEUTICALS, INC.
By:	/s/ Paul F. Truex
Paul F. Truex
President & Chief Executive Officer

ACCEPTED:

ELI LILLY AND COMPANY

By:	/s/ Steven M. Paul, M.D.

Name: Steven M. Paul, M.D.

Title: Executive VP — Science/Technology

EXHIBIT A
COMPOUND INVENTORY

	LY#	Est. Amt. in Stock
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]

A-1

[***]

Lot Number
(Batch Number)	Estimated Quantity
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Lot Number
(Batch Number)	Estimated Quantity
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Lot Number
(Batch Number)	Estimated Quantity
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Lot Number
(Batch Number)	Estimated Quantity
[***]	[***]
[***]	[***]

A-2